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EXHIBIT 10.35

                           SECOND AMENDMENT TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT


            THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated as of August 9, 2000 (this "Amendment"), and is among MHC OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Borrower"), MANUFACTURED HOME COMMUNITIES, INC., a Maryland corporation (the "REIT"), each of the undersigned "Lenders", WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as "Agent", "Swingline Lender" and "Issuing Lender", BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as "Syndication Agent", and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as "Documentation Agent". Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement referenced below.

            WHEREAS, certain of the parties hereto have previously entered into that certain Second Amended and Restated Credit Agreement dated as of April 28, 1998 (as heretofore amended, the "Credit Agreement");

            WHEREAS, the Credit Agreement has been previously amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 1998;

            WHEREAS, Commerzbank Aktiengesellschaft, New York Branch, has succeeded to the rights and obligations of Commerzbank Aktiengesellschaft, Chicago Branch under the Credit Agreement;

            WHEREAS, Morgan Guaranty Trust Company of New York ("Morgan") has assigned to LaSalle Bank National Association ("LaSalle") a portion of its Commitment in the amount of Eight Million Three Hundred Thirty Three Thousand Three Hundred Thirty Three and 34/100 Dollars ($8,333,333.34), thereby increasing the Commitment of LaSalle to Thirty Three Million Three Hundred Thirty Three Thousand Three Hundred Thirty Three and 34/100 Dollars ($33,333,333.34);

            WHEREAS, the parties hereto desire to (i) reduce the amount of the Facility from One Hundred Seventy Five Million Dollars ($175,000,000) to One Hundred Fifty Million Dollars ($150,000,000), (ii) terminate the remaining Commitment of Morgan, (iii) appoint LaSalle as the replacement Documentation Agent, (iv) appoint Wells Fargo Bank, N.A. ("Wells Fargo") as "Sole Lead Arranger" for the Facility, and (v) otherwise amend the Credit Agreement as provided herein.
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            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

            1. DEFINITIONS. Section 1.01 of the Credit Agreement is hereby amended as follows:

                  a. APPLICABLE MARGIN. The last sentence of the definition of "Applicable Margin" is hereby deleted in its entirety.

                  b. DEBT SERVICE. The definition of "Debt Service" is hereby deleted in its entirety and replaced with the following language:

                  "Debt Service" means, for any period, Interest Expense for such period plus scheduled principal amortization (exclusive of Balloon Payments) for such period on all Indebtedness of the REIT, on a consolidated basis.

                  c. EBITDA. The definition of "EBITDA" is hereby amended to add the following language after clause (vi) thereof and before the period:

                  ", plus (or minus in the case of a loss) (vii) Borrower's Share of the net income (or loss) of each Investment Affiliate for such period calculated in conformity with GAAP before depreciation, minus (or plus in the case of a loss) (viii) Borrower's Share of the gains (or losses) from extraordinary or unusual items or asset sales or write-ups or forgiveness of indebtedness included in the calculation of the net income of each Investment Affiliate for such period."

                  d. FIRST EXTENDED MATURITY DATE. The following defined term is hereby added:

                  "First Extended Maturity Date" has the meaning set forth in
            Section 3.01.

                  e. GROSS ASSET VALUE. The parenthetical phrase in the definition of "Gross Asset Value" is hereby deleted and replaced with the following language: "(subject to the last sentence of Section 9.08)".

                  f. INITIAL MATURITY DATE. The following defined term is hereby added:

                  "Initial Maturity Date" means August 9, 2003.

                  g. INTEREST EXPENSE. The definition of "Interest Expense" is hereby deleted and replaced with the following language:


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                  "Interest Expense" means, for any period and without
            duplication, total interest expense, whether paid, accrued or capitalized (including the interest component of Capital Leases but excluding interest expense covered by an interest reserve established under a loan facility) of the REIT, on a consolidated basis and determined in accordance with GAAP.

                  h. LOANS. The definition of "Loans" is hereby deleted in its entirety and replaced with the following language:

                  "Loans" means the loans made pursuant to the Facility,
            including, without limitation, loans made pursuant to Section 2.01 hereof, Swingline Loans and Loans made pursuant to Mandatory Borrowings.

                  i. MATURITY DATE. The definition of "Maturity Date" is hereby deleted in its entirety and replaced with the following language:

                  "Maturity Date" means the Initial Maturity Date as such date may be extended pursuant to Article III.

                  j. NET INCOME. The definition of "Net Income" is hereby amended to add the following language at the end thereof and before the period:

            "; provided, however, that Net Income shall not include the net income (or loss) of Investment Affiliates"

                  k. NET WORTH. The definition of "Net Worth" is hereby amended to delete the last sentence thereof in its entirety and to replace the reference to "September 30, 1996" with "March 31, 2000."

                  l. NON-MANUFACTURED HOME COMMUNITY PROPERTY. The definition of "Non-Manufactured Home Community Property" is hereby amended to delete the word "or" before clause (v) thereof and replace it with a comma, and to add the following language at the end thereof before the period: "or (vi) Taxable REIT Subsidiary Interests."

                  m. NON-RECOURSE INDEBTEDNESS. The definition of "Non-Recourse Indebtedness" is hereby deleted and replaced with the following:

                  "Non-Recourse Indebtedness" means any single loan with respect to which recourse for payment is limited to specific assets related to a particular Property or group of Properties encumbered by a Lien securing such Indebtedness, so long as the Adjusted Asset Value for such Property, or the total of the Adjusted Asset Values for such group of Properties, does not exceed One Hundred Million


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            Dollars ($100,000,000); provided, however, that personal recourse to the REIT, Borrower or any Subsidiary by a holder of any such loan for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financing of real estate shall not, by itself, prevent such loan from being characterized as Non-Recourse Indebtedness.

                  n. PRE-EXTENSION TERM LOAN. The definition of "Pre-Extension Term Loan" is hereby deleted in its entirety.

                  o. RECOURSE INDEBTEDNESS. The following defined term is hereby add:

                  "Recourse Indebtedness" means, with respect to any Person,
            Indebtedness which is not Non-Recourse Indebtedness.

                  p. REQUISITE LENDERS. The definition of "Requisite Lenders" is hereby deleted in its entirety and replaced with the following language:

                  "Requisite Lenders" means, collectively Lenders whose Pro Rata
            Shares, in the aggregate, are at least sixty-six and two-thirds percent (66 2/3%); provided, however, that, in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders; and provided, further, that, so long as there are at least two (2) Lenders who are not Defaulting Lenders, the Requisite Lenders must be comprised of a minimum of two
            (2) Lenders; and provided, further, that for purposes of any amendment, modification or waiver of the requirements of Article IX, the Requisite Lenders must include Agent in its capacity as a Lender (provided Agent is not a Defaulting Lender)."

                  q. SECOND EXTENDED MATURITY DATE. The following defined term is hereby added:

                  "Second Extended Maturity Date" has the meaning set forth in
            Section 3.02.

                  r. SUPERMAJORITY LENDERS. The definition of "Supermajority Lenders" is hereby deleted in its entirety and replaced with the following language:

                  "Supermajority Lenders" means, collectively Lenders whose Pro
            Rata Shares, in the aggregate, are at least eight five percent (85%); provided, however,


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            that, in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders; and provided, further, that, so long as there are at least two (2) Lenders who are not Defaulting Lenders, the Supermajority Lenders must be comprised of a minimum of two (2) Lenders; and provided, further, that for purposes of any amendment, modification or waiver of the requirements of Article IX, the Supermajority Lenders must include Agent in its capacity as a Lender (provided Agent is not a Defaulting Lender)."

                  s. TAXABLE REIT SUBSIDIARY INTERESTS. The following defined term is hereby added:

                  "Taxable REIT Subsidiary Interests" means equity interests in
            Subsidiaries not engaged in the development, ownership or operation of real estate and permitted to be held by Borrower and the REIT pursuant to Section 856(l) of the Internal Revenue Code (as amended from time to time) without violating the REIT's status as a real estate investment trust."

                  t. TOTAL LIABILITIES. The definition of "Total Liabilities" is hereby deleted in its entirety and replaced with the following language:

                  "Total Liabilities" means, without duplication, all
            Indebtedness of the REIT, on a consolidated basis, plus all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of the REIT (including, without limitation, accounts payable incurred in the ordinary course of business), on a consolidated basis; provided, however, that "Total Liabilities" shall not include dividends declared by the REIT or Borrower which are permitted under Section 8.01(d) but not yet paid.

                  u. WHOLLY-OWNED SUBSIDIARY. The following defined term is hereby added:

                  "Wholly-Owned Subsidiary" means any Subsidiary which is
            wholly-owned directly or indirectly by Borrower or the REIT.

            2. SWINGLINE LOANS. The last sentence of Section 2.10(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: "Swingline Loans shall be available no more frequently than six (6) times in any month."

            3. PRE-EXTENSION TERM LOAN. Section 2.11 of the Credit Agreement is hereby deleted in its entirety.


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            4. EXTENSION OPTIONS. Sections 3.01 and 3.02 of the Credit Agreement
are hereby deleted in their entirety and replaced with the following language:

                  3.01. First Extension Option. At the written request of Borrower made at least thirty (30) days prior to the Initial Maturity Date, the Maturity Date shall be extended to the one-year anniversary of the Initial Maturity Date (the "First Extended Maturity Date") provided that the following conditions are satisfied:

                        (a) no Event of Default or Unmatured Event of Default
            shall have occurred and be continuing as of the Initial Maturity
            Date;

                        (b) all representations and warranties contained in this
            Agreement and the other Loan Documents shall be true and correct in all material respects as of the Initial Maturity Date except to the extent they related to a specific date;

                        (c) Agent shall have received Officer's Certificates of
            the REIT dated as of the Initial Maturity Date stating that the executive officer who is the signatory thereto, which officer shall be the chief executive officer or the chief financial officer of the REIT, has reviewed, or caused under his supervision to be reviewed, the terms of this Agreement and the other Loan Documents, and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of Borrower, the REIT, the Subsidiaries, and the Agreement Parties, and that (A) such review has not disclosed the existence as of the date of such Officer's Certificate, and that the signers do not have knowledge of the existence as of the date of such Officer's Certificate, of any condition or event which constitutes an Event of Default or Unmatured Event of Default and (B) all representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects as of the date of such Officer's Certificate except to the extent they relate to a specific date; and

                        (d) on or before the Initial Maturity Date, Agent shall
            have received, on behalf of Agent and Lenders, an extension fee in the amount of one-fourth of one percent (0.25%) of the amount of the Facility.

                  3.02. Second Extension Option. At the written request of Borrower made at least thirty (30) days prior to the First Extended Maturity Date, the Maturity Date shall be further extended to the one-year anniversary of the First Extended Maturity Date (the "Second Extended Maturity Date") provided that the following conditions are satisfied:

                        (a) no Event of Default or Unmatured Event of Default shall have occurred and be continuing as of the First Extended Maturity Date;


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                        (b) all representations and warranties contained in this
            Agreement and the other Loan Documents shall be true and correct in all material respects as of the First Extended Maturity Date except to the extent they related to a specific date;

                        (c) Agent shall have received Officer's Certificates of
            the REIT dated as of the First Extended Maturity Date stating that the executive officer who is the signatory thereto, which officer shall be the chief executive officer or the chief financial officer of the REIT, has reviewed, or caused under his supervision to be reviewed, the terms of this Agreement and the other Loan Documents, and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of Borrower, the REIT, the Subsidiaries, and the Agreement Parties, and that (A) such review has not disclosed the existence as of the date of such Officer's Certificate, and that the signers do not have knowledge of the existence as of the date of such Officer's Certificate, of any condition or event which constitutes an Event of Default or Unmatured Event of Default and (B) all representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects as of the date of such Officer's Certificate except to the extent they relate to a specific date; and

                        (d) on or before the First Extended Maturity Date, Agent
            shall have received, on behalf of Agent and Lenders, an extension fee in the amount of thirty-five hundredths of one percent (0.35%) of the amount of the Facility.

            5. REPRESENTATIONS AND WARRANTIES. Subsections 5.01(x) and 5.02(t) of the Credit Agreement are hereby deleted in their entirety.

            6. NEGATIVE COVENANTS. Article VIII of the Credit Agreement is hereby amended as follows:

                  a. BORROWER'S COVENANT WITH RESPECT TO INDEBTEDNESS. Subsection 8.01(a) is hereby deleted in its entirety and replaced with the following language:

                        (a) Indebtedness. Borrower shall not, and shall not
            permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                        (i) the Obligations;


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                        (ii) trade debt incurred in the normal course of
                  business;

                        (iii) intercompany payables and receivables owing
                  between Subsidiaries in the nature of trade debt incurred in the normal course of business;

                        (iv) Indebtedness which, after giving effect thereto,
                  may be incurred or may remain outstanding without giving rise to an event of Default or Unmatured Event of Default under any provision of Articles VIII and IX; provided, however, that (A) Borrower shall not, and shall not permit any of its Subsidiaries to, guarantee or otherwise become or remain directly or indirectly liable with respect to the Indebtedness of any Investment Affiliate, and (B) Borrower shall not permit any Wholly-Owned Subsidiary to create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Recourse Indebtedness in excess of Ten Million Dollars ($10,000,000) per Wholly-Owned Subsidiary at any time or Thirty Million Dollars ($30,000,000) in the aggregate for all Wholly-Owned Subsidiaries at any time.

            b. BORROWER'S COVENANT WITH RESPECT TO LIENS. Clause (iii) of Subsection 8.01(b) is hereby deleted in its entirety and replaced with the following language:

                        (iii) Liens securing Indebtedness permitted to be
                  incurred and remain outstanding pursuant to Section
                  8.01(a)(iv).

            c. REIT'S COVENANT WITH RESPECT TO INDEBTEDNESS. Subsection 8.02(a) is hereby deleted in its entirety and replaced with the following language:

                        (a) Indebtedness. The REIT shall not, and shall not
            permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                        (i) the Obligations; and

                        (ii) Indebtedness which, after giving effect thereto,
            may be incurred or may remain outstanding without giving rise to an event of Default or Unmatured Event of Default under any provision of Articles VIII and IX; provided, however, that (A) the REIT shall not, and shall not permit any of its Subsidiaries to, guarantee or otherwise become or remain directly or indirectly liable with respect to the Indebtedness of any Investment Affiliate, and (B) the REIT shall not permit any Wholly-Owned Subsidiary to create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any


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            Recourse Indebtedness in excess of Ten Million Dollars ($10,000,000)
            per Wholly-Owned Subsidiary at any time or Thirty Million Dollars ($30,000,000) in the aggregate for all Wholly-Owned Subsidiaries at any time.

            7. FINANCIAL COVENANTS. Article IX of the Credit Agreement is hereby amended as follows:

                  a. SECURED DEBT TO GROSS ASSET VALUE. The numerical reference in Section 9.02 to "0.40:1" is hereby deleted and replaced with the following: "0.50:1".

                  b. MINIMUM NET WORTH. Section 9.07 is hereby deleted in its entirety and replaced with the following language:

                  "9.07. Minimum Net Worth. Borrower will maintain a Net Worth of not less than Three Hundred Twenty Two Million Dollars ($322,000,000) plus ninety percent (90%) of all Net Offering Proceeds receiving by the REIT or Borrower after August 9, 2000."

                  c. PERMITTED HOLDINGS. Taxable REIT Subsidiary Interests are hereby added as a category of Permitted Holdings under Section 9.08 with a Maximum Percentage of Gross Asset Value of five percent (5%). The last sentence of Section 9.08 is hereby deleted in its entirety and replaced with the following language:

            "Gross Asset Value as it relates to the foregoing categories of Permitted Holdings shall be calculated as follows: (i) the Gross Asset Value attributable to any Non-Manufactured Home Community Property (other than cash or Cash Equivalents), any Manufactured Home Community Mortgage (other than mortgage indebtedness which is either eliminated in the consolidation of the REIT, Borrower and the Subsidiaries or accounted for as investment in real estate under
            GAAP) or any Manufactured Home Community Partnership Interest (other than a Controlled Partnership Interest) shall be calculated based upon its Adjusted Asset Value; (ii) the Gross Asset Value attributable to any Land or any Security issued by a real estate investment trust primarily engaged in the development, ownership and management of manufactured home communities shall be equal to the lesser of (A) the acquisition cost thereof or (B) the current market value thereof (such market value to be determined in a manner reasonably acceptable to Agent); (iii) the Gross Asset Value attributable to any Taxable REIT Subsidiary Interest shall be the acquisition or investment cost thereof; and (iv) the Gross Asset Value attributable to any Development Activity shall be determined in accordance with GAAP."

            8. AGENCY PROVISIONS. The second sentence of Section 11.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following language:


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            "The terms "Lenders", "Requisite Lenders", "Supermajority Lenders",
            or any similar terms may include Agent in its individual capacity as a Lender, one of the Requisite Lenders or one of the Supermajority Lenders, but Requisite Lenders and Supermajority Lenders shall not include Agent solely in its capacity as Agent."

            9. REDUCTION OF FACILITY; APPOINTMENT OF REPLACEMENT OF DOCUMENTATION AGENT AND SOLE LEAD ARRANGER

                  a. FACILITY REDUCTION. The amount of the Facility is hereby reduced from One Hundred Seventy-Five Million Dollars ($175,000,000) to One Hundred Fifty Million Dollars ($150,000,000).

                  b. TERMINATION OF MORGAN'S COMMITMENT. The Commitment of Morgan is hereby terminated, and Morgan hereby relinquishes its rights and is hereby released from its obligations under the Credit Agreement. Morgan shall return to Borrower its original Loan Note.

                  c. RESTATEMENTS OF COMMITMENTS. As of the date hereof, the Commitment and Pro Rata Share of each of the undersigned Lenders shall be as set out under such Lender's name on the counterpart signature pages attached to this Amendment. Borrower shall issue to LaSalle a replacement Loan Note in the face amount of its Commitment noted on its counterpart signature page attached hereto.

                  d. APPOINTMENT OF REPLACEMENT DOCUMENTATION AGENT. From and after the date hereof, LaSalle shall be the Documentation Agent for the Facility.

                  e. APPOINTMENT OF SOLE LEAD ARRANGER. From and after the date hereof, Wells Fargo shall be the "Sole Lead Arranger" for the Facility. The Sole Lead Arranger shall not be required to take any action or assume any liability except as may be required in its capacity as a Lender, Agent, Swingline Lender or Issuing Lender under the Credit Agreement. For purposes of the indemnifications set forth in the Credit Agreement, the term "Agent" shall be deemed to include the Sole Lead Arranger.

            10. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:

                  a. LEGAL OPINION. Borrower shall have delivered to Agent for the benefit of the Lenders a favorable opinion of counsel for Borrower and the REIT in form and substance reasonably satisfactory to Agent and its counsel;

                  b. EVIDENCE OF AUTHORITY. Borrower shall have delivered to Agent for the benefit of the Lenders such evidence as Agent shall reasonably require of the


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      existence, good standing and authority of Borrower and the REIT and the incumbency and authority of their respective signatories; and

                  c. EXTENSION FEES. Each Lender shall have received an extension fee in the amount set forth below its signature to this Amendment.

            11. CONSENT OF THE REIT AND REAFFIRMATION OF THE REIT GUARANTY. The REIT hereby consents to the terms of this Amendment and agrees that the REIT Guaranty remains valid and enforceable and that the REIT has no defenses or offsets to enforcement against the REIT under the REIT Guaranty.

            12. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

                  a. AUTHORITY OF BORROWER. Borrower has the requisite partnership power and authority to execute, deliver and perform this Amendment. The execution, delivery and performance thereof, and the consummation of the transactions contemplated hereby, have been duly approved by the general partner of Borrower, and no other partnership proceedings or authorizations on the part of Borrower or its general or limited partners are necessary to consummate such transactions. This Amendment has been duly executed and delivered by Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally and general equitable principles.

                  b. AUTHORITY OF THE REIT. The REIT has the requisite corporate power and authority to execute, deliver and perform this Amendment. The execution, delivery and performance hereof, and the consummation of the transactions contemplated hereby, have been duly approved by the Board of Directors of the REIT, and no other corporate proceedings on the part of the REIT are necessary to consummate such transactions. This Amendment has been duly executed and delivered by the REIT and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally and general equitable principles.

                  c. NO CONFLICT AS TO BORROWER. The execution, delivery and performance by Borrower of this Amendment, and each of the transactions contemplated hereby, do not and will not (i) conflict with or violate Borrower's limited partnership agreement or Certificate of Limited Partnership or other organizational documents, as the case may be, or the organizational documents of any Subsidiary of Borrower or (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law, Contractual Obligation or Court Order of or binding upon Borrower or any of its Subsidiaries, or require termination of any such Contractual Obligation, the consequences of which conflict or breach or default or


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      termination would have a Material Adverse Effect, or result in or require the creation or imposition of any Lien whatsoever upon any Property (except as contemplated herein).

                  d. NO CONFLICT AS TO THE REIT. The execution, delivery and performance by the REIT of this Amendment, and each of the transactions contemplated hereby, do not and will not (i) conflict with or violate its Articles or Certificate of Incorporation or by-laws, or other organizational documents, as the case may be, or the organizational documents of Borrower or any Subsidiary, (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law, Contractual Obligation or Court Order of the REIT, Borrower or any Subsidiary, or require termination of any such Contractual Obligation, the consequences of which conflict or breach or default or termination will have a Material Adverse Effect, or result in or require the creation or imposition of any Lien whatsoever upon any of its Property, or (iii) require any approval of the stockholders of the REIT.

                  e. CONSENTS AND AUTHORIZATIONS. Each of Borrower and the REIT has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, the failure of which to obtain would have a Material Adverse Effect, and has obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority necessary to allow Borrower or the REIT, as applicable, to lawfully execute, deliver and perform its obligations under this Amendment.

                  f. DATE DOWN OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent such representation and warranty is made as of a specified date, in which case such representation and warranty is true and correct as of such specified date.

                  g. NO EVENT OF DEFAULT OR UNMATURED EVENT OF DEFAULT. No Event of Default or Unmatured Event of Default exists as of the date hereof.

                  h. NET WORTH. The Net Worth as of March 31, 2000 was Three Hundred Seventy Eight Million Eight Hundred Seventy Thousand Dollars ($378,870,000).

            13. EFFECT ON CREDIT AGREEMENT. The Credit Agreement and all other Loan Documents (each as amended, supplemented or otherwise modified hereby) shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein or pursuant hereto, the execution, delivery, performance and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents.


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            14.   MISCELLANEOUS

                  a. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original and binding upon the party signing such counterpart; all such counterparts taken together shall constitute one and the same instrument.

                  b. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                  c. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  d. ENTIRE AGREEMENT. This Amendment is the entire agreement among the parties with respect to the matters addressed herein, and may not be modified except by written modification signed by all parties hereto.

                  e. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns (as permitted under the Credit Agreement).

                  f. EXPENSES. Pursuant to Section 12.01(a) of the Credit Agreement, Borrower hereby agrees to promptly pay all reasonable attorneys' fees and expenses or other costs or expenses incurred by Agent in connection with this Amendment and the transactions contemplated hereby.

                  g. CONSENT TO ASSIGNMENT. Agent and Borrower hereby consent to the Assignment, and Agent hereby waives the payment of any processing fee payable in connection therewith.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.

                              MHC OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                                    By:  MANUFACTURED HOME COMMUNITIES, INC., a
                                    Maryland corporation, as General Partner

                                    By: /s/ John M. Zoeller
                                        ----------------------------------------
                                    Name:  John M. Zoeller
                                    Title: Vice President



                              MANUFACTURED HOME COMMUNITIES, INC., a Maryland corporation

                                    By: /s/ John M. Zoeller
                                        ----------------------------------------
                                    Name:  John M. Zoeller
                                    Title: Vice President

                              WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Swingline Lender, Issuing Lender and a Lender

                                    By: /s/ Steven R. Lowery
                                        ----------------------------------------
                                    Name:  Steven R. Lowery
                                    Title: Vice President

                              Commitment:       $ 50,000,000.00
                              Extension Fee:    $    250,000.00
                              Pro Rata Share:          33.33334%

                              BANK OF AMERICA N.A., formerly known as BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent and a Lender

                                    By: /s/ Megan McBride
                                       --------------------------------
                                    Name: Megan McBride
                                         ------------------------------
                                    Title: Principal
                                          -----------------------------

                              Commitment:       $33,333,333.33
                              Extension Fee:    $   150,000.00
                              Pro Rata Share:         22.22222%

                  COMMERZBANK AKTIENGESELLSCHAFT, Chicago Branch, as a Lender

                       By:    /s/ Douglas P. Traynor   /s/ David Buettner
                          ------------------------------------------------------
                       Name:  Douglas P. Traynor       David Buettner
                       Title: Vice President           Assistant Vice President

                       Commitment:       $33,333,333.33
                       Extension Fee:    $   150,000.00
                       Pro Rata Share:         22.22222%

                              LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Documentation Agent

                                    By: /s/ John C. Hein
                                        ----------------------------------------
                                    Name:  John C. Hein
                                    Title: SVP

                              Commitment:       $33,333,333.34
                              Extension Fee:    $   150,000.00
                              Pro Rata Share:         22.22222%

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                    By: /s/ Robert Bottamedi
                                        ----------------------------------------
                                    Name:  Robert Bottamedi
                                    Title: Vice President

                              Commitment:             $0
                              Extension Fee:          $0